Document Code: CMBC-HT-363 (2011 SME Company Version)

SME Financial Service Contract

(Appropriate for working capital loans)

Code: Public Debt #99012012286308

China Minsheng Banking Corporation Limited

Contract Parties

Borrower: Beijing Wowjoint Machinery Co. Ltd.

Address: Du Shi Industrial Park, Songzhuang Town, Tongzhou District, Beijing, P.R. China

Zip code: 101118

Legal representative/Responsible Person: Liu Yabin

Telephone: 89579330

Fax: 89579553

Party B: China Minsheng Bank, Headquarter Branch Sales Department

Address: No 2 Fuxingmennei Street, Xicheng District, Beijing, P.R. China

Zip code: 100031

Legal representative/Responsible Person: Chen Jinzhong

Telephone: 58560088

Fax: 58560001

Both parties in accordance with relevant state laws and regulations enter into this contract.

Working Capital Loan Terms

Section 1: Loan purpose

Article 1: The loan purpose under the Contract is for: working capital for daily production and operation. Without the written consent of Party B, Party A shall not change the loan purpose.

Section 2: Loan amount and terms

Article 2: The loan amount is 5 million. Currency is RMB. The above Loan amount refers to:

☒ Revolving line of credit under Integrated Credit Line, and credit terms are the same as the terms for the maximum credit amount. Each loan terms shall conform to the terms on the Borrowing Certificate.

If Party A has signed the "Contract for Joint Guarantee Credit", the validity, category and code number are              , which shall conform to those in the "Contract for Joint Guarantee Credit". Each loan terms shall conform to the terms on the Borrowing Certificate.

☒ Revolving line of credit under Non-Integrated Credit Line. Credit terms shall be from     Year     Month     Date to     Year     Month     Date. Each loan terms shall conform to the terms on the Borrowing Certificate.

☑ Single loan, is not a revolving credit line, the loan period from 2012.08.23 (the first agreed loan drawdown date) to 2013.08.23 (the agreed loan maturity date). If the above dates are not the same as those on the Borrowing Certificate, the dates on the Borrowing Certificate shall prevail.

Article 3: If the borrowing is drawn under a revolving line of credit of Integrated Credit Line or Non-Integrated Credit Line, within the loan period and loan amount limits Party A can apply for re-drawing of the repaid amount after obtaining approval from Party B. If Party A defaults, Party B shall have the right to cancel any unused credit line. Once the line of credit expires, the unused amount is automatically cancelled. Party A must apply for loan drawdown within the validity period, and the start date of each drawdown shall not exceed the last date of the validity period. If validity period is adjusted, the last date of the validity period shall be adjusted accordingly. Prior to each application for drawdown, Party A shall 3 Business days in advance submit to Party B "Withdrawal / Payment Application." After receipt of such application Party B shall decide whether to grant loans and notify Party B accordingly.

Section 3: Interest calculation

Article 4: Interest rates calculation

(A) ☒ The annual loan interest rate is N/A%. The annual interest rate is calculated using the applicable benchmark lending rate over the same period as published by the People's Bank of China on the date of the Contract signing, plus a pre-determined floating rate.

☑ The annual loan interest rate is 7.8%, which is the applicable benchmark lending rate over the same period as published by the People's Bank of China on the date of the Contract signing ☑floating upward ☒floating downward by 30%.

If the agreed interest rate and the actual interest rate are different, the interest rate on the Borrowing Certificate shall prevail.

(B) Interest calculation should start from the date Party B transfers the loan funds in accordance with Article 7, 8 and 9 in the Contract to the account, which Party A opens at Party B’s branch. Party A shall pay to Party B on interest settlement date interest and principal payment due from the drawdown date or last interest settlement date to this interest settlement date.

(C) Loan interest calculation and interest settlement period:

☑ Daily accrual, monthly interest settlement, interest settlement date is the 20th day of each month, but the last interest settlement date is the loan maturity date.

☒ Daily accrual, quarterly interest settlement, interest settlement date is the 20th day of each quarter or N/A date, but the last interest settlement date is the loan maturity date.

☒ If the loan is less than one year, interest together with principal is paid on maturity date.

(D) For overdue loan principal, Party B shall calculate overdue penalty interest at normal interest rate increased by 50%, starting from the first overdue date. Party B shall calculate normal interest and overdue penalty interest monthly on the interest settlement date, based on the actual number of days overdue and accrued monthly.

(E) If Party A uses loans not in accordance with agreed loan purposes, Party B shall calculate default penalty interest at normal interest rate increased by 100%, starting from the first default date (inclusive). Party B shall calculate normal interest and default penalty interest monthly on the interest settlement date, based on the actual number of days overdue and accrued monthly. Party B shall reserve the right to pursue Party A’s liabilities resulting from other breaches of contract and declare at any time all or part of the outstanding loans due immediately.

(F) After loan drawdown, if the People's Bank of China adjusts the benchmark lending interest rates, the loan interest rate shall be adjusted with the following methods:

☒ Not be adjusted.

☑ Automatically adjusted using the new benchmark lending interest rates plus agreed floating rate in accordance with Article 4, Paragraph (A) of the Contract. For the loan which has already been drawn down, the newly adjusted loan interest rate shall start to apply on the next day after the first interest rate settlement date following the adjustment date of the benchmark lending rates.

Once the normal loan interest rate is adjusted, the overdue penalty interest rate and the default penalty interest rate shall automatically adjust accordingly, and shall begin to apply at the same time by period.

If the interest rate is adjusted in accordance with Article 4, Paragraph (F), there is no need for both parties to sign an agreement, and no need to notify or seek consent of the other party or the guarantor.

☒ Other interest rate adjustment method:            N/A

Section 4: Loan drawdown and payment

Article 5: After this contract takes effect, Party A shall drawdown loans using the following method:

☑ One-time drawdown of all loans under this contract;

☒ Draw down working capital loans in phases in accordance with the terms of the agreement in Annex 1;

☒ Other methods:               N/A

Article 6: Before each loan drawdown, Party A must meet the following prerequisites; in addition prior to each drawdown Party A must at least three business days in advance submit drawdown application to Party B, otherwise Party B shall reserve the right to refuse drawdown. Party B allows drawdown even if Party A does not meet all of the following prerequisites, which does not constitute performance defect by Party B:

(A) At the request of Party B, Party A has provided including but not limited to the following documents:

1. Party A’s business license, organization code certificate and tax registration certificate after annual inspection, articles of association, identification and identity card copy of the legal representative of Party A currently in effect.

2. List of Party A’s board of directors and senior management personnel related to the loans, and each person’s specimen signature.

3. Board resolution / shareholders resolution concerning the loans and authorization of related personnel to sign loan agreement and other related documents.

4. Signed drawdown application by Party A.

5. For each self pay loan drawdown, after the first drawdown Party A shall provide description of use of the previous self pay loan.

(B) Party A in accordance with relevant laws, regulations and rules have completed loan-related administrative licensing, approval, registration and other statutory procedures.

(C) The security documents related to loan guarantees are already in effect, mortgage and pledge have been established.

(D) No event of any default has occurred, or event of default occurs but it has been satisfactorily resolved or received exemption from Party B.

(E) Any representations and warranties made by Party A are true, accurate and effective.

(F) Until each drawdown, there has been no significant adverse change in Party A’s financial position.

Article 7: Issuance of loan

For Party A’s each drawdown, Party B shall transfer approved loan to Party A’s loan account, and shall accrue interest starting from the loan drawdown date. The loan account is:

☑ Lending escrow account, Party B does not sell important blank certificates, cannot do deposit and withdrawal; and unless otherwise agreed to by Party B, cannot open e-banking platform.

Bank branch: China Minsheng Bank, Weigongcun Branch                                                 .

Account number: 012101C910000182                                                        .

☒ Settlement Account

Bank branch:                  N/A                                      .

Account number:            N/A                                              .

☒ Other:                         N/A                             .

Article 8: Borrower's payment management solutions

(A) This loan shall take the following payment option:

☑ All entrust payment.

☒ All self payment.

☒ Entrust payment if meeting the following criteria, otherwise self payment:

Entrust payment conditions:

1. Party A’s single payment amount is greater than RMB N/A Million, excluding the number.

2.             N/A                                 .

(B) In the above agreed payment management solutions:

Entrust payment refers to Party A based on Annex 3 to the working capital loan terms submit to Party B "Withdrawal / Payment Application", business contracts and other related documents. After passing Party B’s examination, Party B shall, according to Party A's payment application and payment entrustment instruction, transfer the loan funds through the loan account to the transaction party for the agreed purpose.

Self payment refers to Party A based on Annex 3 to the working capital loan terms submit to Party B "Withdrawal / Payment Application". After passing Party B’s examination, Party B shall according to Party A's payment application transfer the loan funds to the loan account, and Party A shall directly pay to the transaction party for the agreed purpose.

If using self-payment, Party A shall ☒monthly ☒quarterly submit periodic reports to Party B for loan usage records and information; furthermore, if Party B has other requests, Party A shall provide timely loan usage records and information based on Party B’s requests. If both parties further agree to other forms of monitoring, Party A shall perform other monitoring requirements as requested by Party B.

(C) If during the loan payment process Party A experiences credit decline, business profitability not being strong and unusual usage of loans, Party B shall have the right to reduce the applicable payment amount and suspend the issuance of loans and payment. In this case, Party B shall timely notify Party A and negotiate additional loan and payment conditions.

Article 9: Payment of loans

Loan funds in the loan account shall be paid in accordance with the agreed payment management solution for entrust payment or self payment. Party A shall apply for each payment by submitting in advance to Party B "Withdrawal / Payment Application" and related documents, after approval Party B shall pay in accordance with Party A’s payment application; if Party B believes that Party A’s application is not qualified, Party B has the right to adjust or reject Party A's payment application, the resulting payment delays, other consequences and liabilities shall be borne by Party A, and Party B shall not bear any liabilities.

Section 5: Repayment of loans

Article 10: Repayment of loans

(A) Party A shall repay loan principal in the following ways:

☑ Repay all principal on maturity date;

☒ Repay in phases based on Annex 2 to working capital loan terms: “Party A Loan Repayment Timetable (Amount and Time)”.

(B) Party A hereby designates the following account for loan repayment:

Bank branch: China Minsheng Bank, Weigongcun Branch                                                .

Account number: 0121014180000804                                                        .

This account shall be used to collect funds for loan repayment as well as make loan repayment. Party A shall provide timely information on money inflow and outflow in the account as requested by Party B. If requested by Party B, Party A shall sign a separate account management agreement on this loan repayment account with Party B. Party B shall have the right to recover the loan in advance based on fund collection for repayment.

(C) If the agreed drawdown date and the actual drawdown date are different, the date on the Borrowing Certificate shall prevail. If the actual first drawdown date differs from the agreed first drawdown date, the loan maturity date shall be determined as follows:

1. If Party A repays all loan principal on maturity date, maturity date shall adjust automatically in accordance with the agreed loan period and the actual first drawdown date.

2. If Party A repays loan principal in phases, maturity date shall adjust automatically in accordance with the agreed loan period and the actual first drawdown date. The remaining principal installment payment dates shall not change duet to the actual first drawdown date, and shall follow Annex 2 to working capital loan terms: “Party A Loan Repayment Timetable (Amount and Time)”.

(D) If the principal repayment date falls on a statutory holiday, then it shall be postponed to the first business day after the principal repayment date and the corresponding interest shall be calculated to the new date. If the interest settlement date falls on a statutory holiday, the corresponding interest shall be calculated to the original date, but the interest payment date is postponed to the first business day after the interest settlement date.

(E) If Party A’s loan repayment account has insufficient amount to repay loan principal and interest, Party B shall have the right to directly deduct from Party A’s other accounts opened at any of China Minsheng Bank’s branches to pay loan principal, interest, penalty interest, compound interest, liquidated damages and other fees payable. Party B shall not be liable for any resulting loss of interest and other losses.

(F) Party A shall be allowed to do early repayment if there are no overdue loans, and shall 10 business days in advance submit written application to Party B. For Party A's written application for early repayment:

☑ Party B agrees to Party A’s early repayment and shall not charge prepayment penalty.

☒ Party B agrees to Party A’s early repayment, in addition to charge loan interest based on the actual days of fund use and agreed interest rate, shall have the right to charge prepayment penalty in accordance with the following formula:

Prepayment penalty for early repayment = early repayment amount × (agreed loan period - actual loan period) × daily liquidated damages ratio      N/A             ;

☒ Party A shall not be allowed to do early repayment.

(G) If Party A believes that an extension is necessary, Party A shall at least 30 days in advance of the maturity date submit application to Party B. If Party B examines and approves, both parties shall sign a separate loan extension agreement. If Party B does not agree, Party A shall repay the loan in full following the agreed repayment schedule.

Section 6: Events of default

Article 11: Occurrence of any of the following conditions is regarded as event of default by Party A:

(A) Party A fails to do drawdown procedures at Party B at the agreed time, and the overdue time reaches or exceeds the agreed drawdown date by thirty calendar days. Party B shall have the right to charge default interest based on the actual number of overdue days and overdue interest rate, and the right to terminate this contract.

(B) Party A fails to pay the agreed principal repayment amount when due.

(C) Party A fails to use loans in accordance with agreed purposes, or fails to drawdown and repay the loan in accordance with this contract.

(D) Party A uses piecemeal method to avoid drawdown as entrust payment.

(E) Party A’s loan account and repayment account is frozen or deducted by the relevant authorities, or Party A is involved in litigation, arbitration, administrative penalties and other judicial and administrative procedures, which may adversely affect Party A’s performance of this contract.

(F) Significant changes in financial position of Party A, or fails to meet the financial covenants in this contract.

(G) Other significant adverse change in Party A, and Party A cannot remedy within the time required by Party B.

Upon the occurrence of an Event of Default by Party A, Party B shall have the right to exercise the appropriate rights in accordance with this contract, declare all or part of the loan immediately due, recover the loan ahead of schedule, and stop lending.

Article 12: Annexes to working capital loan terms are as follows:

Annex 1: Party A Loan Drawdown Timetable (Amount and Time)

Annex 2: Party A Loan Repayment Timetable (Amount and Time)

Annex 3: “Withdrawal / Payment Application"

Annex 4: Agreed Financial Covenants

Annexes

Section 1: Guarantee

Article 1: In addition to collateral, security deposit and other guarantee methods agreed under different terms in this contract, the claims under this contract have the following guarantees:

☒ Guarantee, numbered      N/A           "Guarantee Contract",

☒ Mortgage, numbered     N/A             "Mortgage Contract",

☒ Pledge, numbered       N/A           "Pledge Contract",

☑ Guarantee, numbered  Personal Guarantee No. 99012012287089  "Maximum Guarantee Contract",

☒ Mortgage, numbered      N/A           "Maximum Mortgage Contract",

☒ Pledge, numbered      N/A          "Maximum Collateral Contract",

☒ Other:                     N/A

Section 2: Commitments and guarantees

Article 2: Party A’s commitments and guarantees

(A) Party A was established by law, is an independent legal entity in continued existence, has appropriate qualifications and full capacity to enter into and perform this contract and any other related documents; has been duly authorized to sign, deliver, receive and perform the above mentioned legal documents.

(B) All documents, information and evidence provided to Party B in connection with signing of the contract and any other related documents are true, complete, accurate and effective; all financial statements and other documents reflecting the operating condition of Party A accurately reflect Party A’s true financial condition and operating condition up till the issuance date of the documents, and furthermore since the issuance dates of the statements or documents, there are no material adverse change in Party A’s operation and financial condition. Party A’s signing and performance of this contract do not conflict with its existing statutes, internal regulations, or any binding contracts, agreements and other documents.

(C) Information contained in the applications under the contract for various loan types are true, legitimate and effective. Party A does not miss or conceal any important facts.

(D) At the time of contract signing, it has not occurred nor is in existence any litigation, arbitration, administrative proceedings, judicial or administrative enforcement procedures, or other potential major disputes, which may adversely impact Party A’s performance of this contract.

Before all debts owed to the bank under this contract have been fully repaid, if any major litigation or legal proceeding against Party A has occurred, or events which may materially and adversely affect Party A’s fulfillment of obligations under this contract have occurred, or any events of default under this contract have occurred, Party A shall inform such event or events with written notice to Party B within five working days from the date of possible occurrence, and shall in accordance with Party B’s requirements and within permission of the laws endeavor to take measures to remedy or make appropriate arrangements to protect B's interests.

(E) Party A does not have any significant liabilities and contingent liabilities which it has not notified Party B. At the time of contract signing, no event of default listed in Article 5 of this Annex has occurred or is continuing, and Party A is not in breach of any contracts, applicable laws, rules, regulations, decisions and rulings related to its assets, or any agreements, contracts or other contractual documents to which Party A is a counterparty; furthermore the signing of this contract or any documents under this contract to which Party A is a counterparty, or performance of the above mentioned agreements and obligations under these documents, shall not lead to any breach under any other agreements or documents.

(F) Party A shall completely and appropriately perform all the commitments, guarantees, obligations and responsibilities under this contract, and shall keep confidential Party B’s financial information, technical data or information, information or documents related to its business or operational aspects, including but not limited to the text of this contract and other business secrets which should be kept confidential according to the laws, except otherwise provided or disclosed in accordance with laws, regulations and administrative and judicial requirements.

(G) Party A shall ensure that all matters have obtained the required government and / or other approval, authorization, permission and consent, and that such approval, authorization, permission and consent continue to be legal and valid.

(H) Party A shall accept Party B’s investigation, understanding and monitoring of the use of loans drawn under this contract.

(I) Party A shall actively cooperate and consciously accept Party B’s inspection and supervision of its production, operation and financial condition, and in accordance with Party B’s requirement promptly submit financial statements, explanation of its fulfillment of business contracts, and related evidence.

(J) In the event of a major threat to Party A’s normal operations or its ability to perform the repayment obligation under this contract, including but not limited to events under Clause (D) of this section, Party A shall promptly notify Party B in writing.

(K) If Party A conducts foreign investment, substantial increase in debt financing, merger, division, acquisition, stock transfer, outsource, lease, transfer of assets, joint venture, apply for stop order, dissolution, settlement, restructuring, bankruptcy as well as other acts which are sufficient to cause changes to the contract claims and liabilities or impact Party B’s rights, Party A shall give advance notice to and obtain written consent from Party B, otherwise Party A shall not carry out such acts.

(L) If Party A provides security for other party’s debt, Party A shall notify and obtain prior written consent from Party B.

(M) Party A guarantees that it shall not by single transaction or series of transactions sale, transfer or otherwise dispose of any of its major assets, unless agreed to by Party B.

(N) During the term of the contract, if Party A changes domicile, name, legal representative, responsible person and other important matters, or senior management personnel changes occur, Party A shall notify Party B in writing within seven days after the occurrence of the changes.

(O) If Party A needs to transfer its obligations under this contract to a third party, Party A must obtain prior written consent from Party B.

(P) If other major adverse events which may affect Party A’s solvency occur, Party A shall promptly notify Party B.

(Q) Party A commits to use the loans for the purposes in accordance with this contract, applicable laws and regulations, and shall not use for purposes not listed in this contract.

Section 3: Other rights and obligations

Article 3: Other rights and obligations

(A) Party A shall fulfill its obligations in accordance with legal requirements and agreements of specific loan types; Party B shall have the right at any time to inspect Party A’s payment management, loan management and other specific operating conditions, and request Party A to provide information on performance of business contracts and related evidence. Party A shall cooperate with such management and inspection by Party B.

(B) During the contract performance period, Party A shall submit to Party B as requested its true financial statements, and information on all of its bank accounts, balance of deposits and loans and so on.

(C) In case the Guarantor breaches any obligation or commitment under the guarantee contract or loses its guarantee abilities, or the value of collateral is damaged or significantly reduced, Party A commits to immediately provide a new guarantee in accordance with Party B’s requirements to ensure its satisfaction or prepay its debt.

(D) Prior to Party A or Guarantor establishes effective guarantee contracts and completes the procedures for establishing the mortgage or pledge in accordance with Party B's requirement, Party B shall have no obligation to perform contractual obligations under the contract.

(E) Unless otherwise agreed by both parties, Party A shall bear all costs relating to this contract and guarantees under this contract, including but not limited to legal fees, for implementation of debt claims and security rights.

Section 4: Credit line adjustment and accelerated payment of debt

Article 4: During the contract term, under any of the following circumstances, Party B shall have the right to adjust the credit amount, stop payment of unused amount or request Party A to prepay in whole or in part of its debts:

(A) Party A is experiencing significant deterioration in its business or has experienced major operational difficulties.

(B) Relevant markets of Party A’s business is experiencing significant changes.

(C) Major national policy adjustments.

(D) Party A is in breach of contracts, agreements, unilateral commitments or guarantees, debt claims which Party A signed as a counterparty with others; acceleration of debt maturity has been declared or may be declared by other creditors due to such breach.

Section 5: Events of default

Article 5: Occurrence of any of the following conditions is regarded as event of default by Party A:

(A) Party A cannot fully and appropriately fulfill any of its commitment, guarantee, obligation or responsibility.

(B) The Guarantor cannot fully and appropriately fulfill any of its commitment, guarantee, obligation or responsibility, or any guarantor which provide guarantees to Party A cannot fully and appropriately fulfill any of its commitment, guarantee, obligation or responsibility, under other guarantee documents.

(C) In the event of Party A having any other loans, guarantees, indemnities, undertakings or other debt obligations which are overdue, or having entered litigation, arbitration or enforcement proceedings, Party B believes that Party A’s ability to perform the contract has been or may be adversely affected.

(D) There has been adverse change to the guarantees under the contract which may impact Party B’s claims, including but not limited to guarantees or other security methods under the contract have not been effective, is ineffective, or have been declared to be withdrawn, the guarantors have experienced partial or complete loss of ability to perform guarantees or have expressly declared that they will not perform guarantee obligations, or mortgaged and pledged properties have experienced damages, losses and diminution in value, while Party A fails to provide new guarantees as requested by Party B.

(E) During the contract term, Party A or the Guarantor expressly or by their actions declares that they will not fulfill their respective contractual obligation.

(F) Party A provides to Party B false or conceals important facts of the balance sheet, income statement and other important materials, or refuses to accept Party B’s supervision of its use of credit line, production, management and financial activities.

(G) Party A transfers properties, withdraws funds, avoids debt obligations, and commits other acts, which breach Party B’s rights and interests.

(H) Party A breaches other obligations under the contract.

Article 6: Upon Party A’s default, Party B shall have the right to unilaterally decide to adjust the unused credit line amount, stop releasing the unused amount, request debt prepayment in whole or in part, request Party A in accordance with this contract to bear penalty interest, compound interest, default interest, liquidated damages, payment of compensation and damages, and other responsibilities.

Article 7: If Party A and Guarantor are overdue in performing any obligation or liability, Party B shall have the right at any time to directly deduct any of Party A’s accounts in China Minsheng Bank to repay debt, and at the same time have the right to dispose any properties which Party A has ownership, disposition rights or income rights of and are in the possession or custody of China Minsheng Bank, and to use the proceeds to settle debt. Party B shall not need to bear responsibility for any loss caused to Party A arising out of such cash conversion, sale, transfer and disposal.

Article 8: Unless otherwise provided in the Specific Business Terms under the contract, any payment received by Party B in exercising its rights shall discharge Party B’s claims in the following order: (1) the cost of exercising claims and security rights; (2) damages and compensation; (3) liquidated damages; (4) compound and penalty interest; (5) overdue interest; (6) interest; (7) principal; and (8) other payables.

Party B shall have the right to unilaterally change the liquidation order.

Section 6: Serving of notices

Article 9: Unless otherwise agreed, all notices shall be considered duly served on the following dates to the notified party: (1) if delivery, the date served shall be the date of receipt by any staff or agents of the recipient; (2) if by registered mail, courier or express mail from the same city, the date served shall be the next working day after the mailing date; and (3) if by registered mail, courier or express mail from a different city, the date served shall be the third working day after the mailing date. However, if the foregoing dates differ from the actual dates of receipts or signed receipts, the date served shall be the earliest date.

Article 10: If Party A changes information and fails to fulfill the notification obligation, any notices or documents issued by Party B in accordance with the information recorded in this contract, regardless of whether Party A receives such info, shall be considered as duly delivered. In addition, Party A shall bear corresponding liability for breach of contract.

Section 7: Settlement of disputes

Article 11: Both parties shall resolve all disputes arising from this contract through consultation; if consultation fails, shall litigate at the People's Court of Party B’s domicile.

Section 8: Effectiveness of contract

Article 12: The contract shall take effect after signing by both parties’ authorized signatories (including legal representatives, responsible persons or authorized agents) via signature or seal, in addition to affixing the official seals or contract seals of both parties.

Article 13: "Contract Parties", "Specific Business Terms" and "Annexes" together constitute full terms of this contract.

Specific Business Terms must include at least one of the following terms: "Comprehensive Credit Terms", "Working Capital Loan Terms", "Terms of Bankers' Acceptances", "Terms of Discounted Commercial Bills ", "Terms of Guarantees", "Terms of Corporate Account Overdraft", "Terms of Factoring Lines" and respective annexes. If the contract main body and the Specific Business Terms are inconsistent, the Business Terms shall prevail.

Section 9: Other terms

Article 14: Any term preceding by "☐" can be selected or non-selected. For the selected terms, "☐" shall be replaced by "☑"; for non-selected terms, "☐" shall be replaced by "☒".

If the information under this contract, which is required to be completed and selected, has already been included in the "Elements of SME Financial Service Contracts Table", both parties do not have to fill in or select in this contract. The format of the Table has to be recognized by Party B. If both parties choose to use the Element Table, it shall become an integral part of this contract.

Article 15: Contract name and the title of each article is used for reading convenience only and as such do not cause any restriction or impact on the content or interpretation thereof.

Article 16: In signing of this contract, Party B shall have carried out a detailed description and interpretation of all the terms of the contract to Party A. Both parties shall have raised no objections to any of the terms, and have accurate understanding of the lawful definitions of the rights, obligations and limitation of liability of both parties, and exemption of terms.

Article 17: Party A agrees that Party B shall have the right, in accordance with Chinese laws and requirement from financial regulatory agencies, to provide relevant information and other information provided by Party A to the People's Bank of China’s and other legitimate credit institutions’ credit information database so that institutions and individuals with appropriate qualifications can check and use such info. In the event of Party A’s defaults under the contract, Party B shall have the right to decide whether to publicly disclose such defaults based on review of such non-compliance; and for the purpose of debt collection shall have the right to make available relevant information to debt collection agencies.

Article 18: Except the specific loan types as agreed in this contract, if Party B grants other loan types to Party A, both parties shall sign separate loan agreement specific to the particular loan type, if the new agreement is inconsistent with this contract, the new agreement shall prevail.

Article 19: Other matters agreed by both parties:

☒ 1. Before Party A fully repays the debt under this contract, without the written consent of Party B, Party A shall not reduce its registered capital.

☒ 2. Before Party A fully repays the debt under this contract, without the written consent of Party B, Party A shall not distribute dividends.

☒ 3. Before Party A fully repays the debt under this contract, without the written consent of Party B, Party A shall not repay any shareholder or related party loans.

☒ 4. At the request of Party B, Party A shall before                complete capital increase to                million.

☒ 5. The maximum amount of discounted commercial bills by Party A under this contract shall be                , denominated in                . Any third parties listed under the "Confirmation of Maximum Discounted Commercial Bills Credit Line Amount" signed by Party A may use the credit line.

☒ 6. Party A shall allow all wholly owned or majority owned companies of Party A which are set out in the annex to use the line of credit under the contract. The said companies and Party B shall separately sign the related loan contracts. If the said companies do not fulfill contract obligations, Party A shall fulfill instead.

☒ 7. Based on the                            line of credit granted by Party B, and the signed "SME financial service contracts" of code no.                , all wholly owned or majority owned companies of Party A which are set out in the annex shall use the line of credit under the contract.

☒ 8. Mandatory contract notarization.

☑ 9. Other: service scope listed under SME Financial Service Contract No. 99012012287089.

Article 20: Original of this contract consists of 4 copies in total, and each party keeps 1 copy. All copies have the same legal effect.

(This page is "SME Financial Service Contract" signature page)

Party A (seal):

Authorized Signatory (signature or seal): /s/Liu Yabin

2012.08.20

Party B (seal):

Authorized Signatory (signature or seal): /s/Du Pengzhi

2012.08.23

Annex 1 to Working Capital Loan Terms:

Party A Loan Drawdown Timetable (Amount and Time)

Number: ___________

Frequency	Drawdown time	Drawdown Amount
1	N/A	N/A
2
3
4
5
6
7
8
9
10

If the drawdown time and amount are different from those on the Borrowing Certificate, the time and amount on the Borrowing Certificate shall prevail.

Annex 2 to Working Capital Loan Terms:

Party A Loan Repayment Timetable (Amount and Time)

Number: ___________

Frequency	Drawdown time	Drawdown Amount
1	N/A	N/A
2
3
4
5
6
7
8
9
10

If the actual loan due date is changed, the due date on the Borrowing Certificate shall prevail.

Annex 3 of Working Capital Loan Terms:

Withdrawal / Payment Application

Code:  99012012286308

China Minsheng Bank, Headquarter Branch Sales Department:

In accordance with the "SME Financial Service Contract" code of Public Debt #99012012286308 signed by both our company and your bank, we hereby apply:

1. ☑ Loan amount: 5 million. Currency: RMB. Loan period: 6 months. Purpose: working capital for daily operation. Interest: 7.8%. If the above information is inconsistent with the actual, the Borrowing Certificate shall prevail.

Our company intends to draw down on the following date: N/A.

2. ☒ Application for payment using the withdrawal funds under the contract as follows:

(A) ☒ pay out all amount drawn under clause 1 above in the same loan amount, currency type, loan period and purpose.

(B) ☒ pay out part of the amount drawn under clause 1 above in the same loan amount, currency type, loan period and purpose. Loan amount: . Currency:  .

(C) ☒ pay out amount already drawn. Loan amount: . Currency  . Loan period:  . Purpose:  . Interest:  . If the above information is inconsistent with the actual, the Borrowing Certificate shall prevail.

This application shall adopt the following ____ method of payment:

1. Entrust payment

(1) The applicant shall provide commercial contracts and other documents required by your bank, warrant that these documents are true and valid, in addition the amount applied and entrusted to pay shall be consistent with commercial contracts.

(2) The applicant unconditionally and irrevocably consents to entrust your bank to pay out the loan funds under this application using the following details:

Order No.	Account Name (Payee name)	Bank Branch	Account Number	Amount (to decimal points)	Use of Proceeds	Remarks

2. Self Payment

(1) The applicant promises to use the loan funds under this application in accordance with the stated loan purposes. The applicant shall not be free to change the above loan purposes. If the applicant intends to change the loan purposes, the applicant shall obtain the written consent of your bank; otherwise the applicant shall be liable for breach of contract.

(2) The applicant unconditionally and irrevocably consents to entrust your bank to transfer the loan funds under this application to the following bank account of the applicant that was opened at your bank:

Account name: _______________________________________________________

Account number: _______________________________________________________

Opening bank branch: _____________________________________________________

The applicant has fulfilled its contractual obligations in accordance with the above-mentioned "SME Financial Service Contract" and has provided all documents related to this application as requested by your bank. We warrant that the above documents are true and valid; otherwise the applicant shall be liable for breach of contract. We hereby apply for your bank’s approval.

The applicant (stamped seal):

Authorized signatory (signature or seal): Liu Yabin

Date of Application: 2012.08.23

Attachments:

☐ Business Contracts:________________________( contract name and number).

☐ Details of previous self payment.

☐ Other documents requested by your bank:

Annex 4 of Working Capital Loan Terms:

Agreed Financial Covenants

Code: ___________

China Minsheng Banking Corporation Limited

Address: No 2 Fuxingmennei Street, Xicheng District, Beijing, P.R. China

Zip code: 100031

Telephone: 010-58560088

24-Hour Customer Service Hotline: 95568

Website: www.cmbc.com.cn